Exhibit 99.2

©2024 Concentra Inc. All rights reserved. 4 th Quarter and Year - End 2024 Preliminary Results & Acquisition of Nova Medical Centers January 22, 2025 &

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements that express the Company's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "will," "would" or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company's filings with the Securities and Exchange Commission ("SEC"), including those under "Risk Factors" therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company's control. Any forward looking statement made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company's forward looking statements do not reflect the potential impact of any future acquisitions (other than Nova Medical Centers), mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Use of Non-GAAP Financial Information

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company's quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDA margin are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA and Adjusted EBITDA margin as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials.

Preliminary Financial Results

Financial results for the quarter ended December 31, 2024 and fiscal year ended December 31, 2024 are preliminary, based solely upon management estimates and currently available information, without audit or consolidating adjustments and subject to change. There can be no assurance that our final results for the quarter ended December 31, 2024 and fiscal year ended December 31, 2024 will be consistent with these estimates, and any differences could be material. These estimates are neither guarantees of actual performance nor guarantees of, or indicative of, future performance. You should exercise caution in relying on these estimates and you should not draw any inferences from these estimates regarding financial and/or other data not provided or available.

Concentra®
©2025 Concentra Inc. All rights reserved.
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Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of **improving the health of America's workforce, one patient at a time**

KEY STATISTICS

552
Occupational health centers[1]

157
Onsite health clinics[1]

~50,000
Patients cared for each business day[2]

45
States with service offerings[1]

~200k
Employer customers[1]

~11k
Total colleagues & affiliated clinicians[1,3]

ROBUST FINANCIALS

$1.9bn
2024 Revenue[1,6]

$377mm
2024 Adj. EBITDA[4,6]

19.8%
2024 Adj. EBITDA margin[4,6]

>80%
Free cash flow conversion[2,5]

<1%
Revenue from government payor reimbursement[1]

<3%
Revenue from largest employer customer[1]



(1) As of December 31, 2024; (2) As of CY 2024; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow ("FCF") calculated as FCF divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (6) Preliminary and unaudited

Concentra

©2025 Concentra Inc. All rights reserved.

3

©2025 Concentra Inc. All rights reserved. 4 th Quarter and Year - End 2024 Preliminary Results

Preliminary Financial Update: Q4 2024 Performance

	Q4 '23	Q4 '24	YoY (Δ)
Facility Count (End of Period)			
Total Occupational Health Centers	544	552	+8
Total Onsite Health Clinics	150	157	+7
KPIs			
Visits per Day ("VPD")	47.8k	46.8k	*(2.1%)*
Revenue per Visit ("RPV")	$137.15	$145.08	*5.8%*
Financials ($ in millions)			
Total Revenue	**$440.7**	**$465.0**	***5.5%***
Net Income	**$28.9**	**$20.6 - $22.6**	***(25.0%)[2]***
Net Income margin	*6.5%*	*4.4% - 4.9%*	(189)bps[2]
Total Adj. EBITDA[1]	**$68.3**	**$77.5**	***13.6%***
Adj. EBITDA margin[1]	*15.5%*	*16.7%*	118bps
Capital Expenditure	$23.6	$18.1	*(23.6%)*

- Number of locations grew 2.2% YoY to 709 total locations
  - In the fourth quarter, we opened up three new occupational health centers (one center in each of Florida, Texas and Tennessee)
- Revenue increased 5.5% in Q4 YoY
  - Largely driven by growth in Revenue per Visit and Workers' Compensation visit volumes, offsetting the decline in Employer Services volumes
- Adjusted EBITDA grew 13.6% YoY, driven by revenue growth and improved general and administrative costs
- Capital expenditures (excluding acquisitions) totaled $18.1 million in Q4 2024
- Net Income is lower in Q4 2024 primarily due to IPO recapitalization

Note: Financial results for the quarter ended December 31, 2024 are preliminary, based solely upon management estimates and currently available information, without audit or consolidating adjustments. There can be no assurance that our final results for the quarter ended December 31, 2024 will be consistent with these estimates, and any differences could be material. These estimates are neither guarantees of actual performance nor guarantees of, or indicative of, future performance. You should exercise caution in relying on these estimates and you should not draw any inferences from these estimates regarding financial and/or other data not provided or available.

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Figure based on midpoint of range of Q4 '24 preliminary Net Income of $20.6mm - $22.6mm

©2025 Concentra Inc. All rights reserved.

5

Preliminary Financial Update: 2024 Full-Year Performance

	FY 2023	FY 2024	YoY (Δ)
Facility Count (End of Period)			
Total Occupational Health Centers	544	552	+8
Total Onsite Health Clinics	150	157	+7
KPIs			
Visits per Day (“VPD”)	50.3k	49.3k	*(2.0%)*
Revenue per Visit (“RPV”)	$135.22	$141.30	*4.5%*
Financials ($ in millions)			
Total Revenue	**$1,838.1**	**$1,900.2**	***3.4%***
Net Income	**$184.7**	**$169.7 - $171.7**	***(7.6%)***[2]
Net Income margin	*10.1%*	*8.9% - 9.0%*	(107)bps[2]
Total Adj. EBITDA[1]	**$361.3**	**$376.9**	***4.3%***
Adj. EBITDA margin[1]	*19.7%*	*19.8%*	18bps
Capital Expenditure	$65.0	$65.7	*1.1%*

- Number of locations grew 2.2% YoY to 709 total locations
  - During 2024, we acquired or built 9 new occupational health centers across 5 states
- Revenue increased 3.4% in 2024 YoY
  - Largely driven by growth in Revenue per Visit and Workers’ Compensation visit volumes, offsetting the decline in Employer Services volumes
- Adjusted EBITDA grew 4.3% YoY, driven by revenue growth and improved general and administrative costs
- Capital expenditures (excluding acquisitions) totaled $65.7 million in 2024
- Net Income is lower in FY 2024 primarily due to IPO recapitalization

Note: Financial results for the quarter ended December 31, 2024 are preliminary, based solely upon management estimates and currently available information, without audit or consolidating adjustments. There can be no assurance that our final results for the quarter ended December 31, 2024 will be consistent with these estimates, and any differences could be material. These estimates are neither guarantees of actual performance nor guarantees of, or indicative of, future performance. You should exercise caution in relying on these estimates and you should not draw any inferences from these estimates regarding financial and/or other data not provided or available.

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Figure based on midpoint of range of 2024 preliminary Net Income of $169.7mm - $171.7mm

©2025 Concentra Inc. All rights reserved.
6

©2025 Concentra Inc. All rights reserved. Nova Medical Centers Transaction Overview

©2025 Concentra Inc. All rights reserved. Acquisition of Nova Medical Centers Accelerates Our Scale, Density and Growth 8 8 Concentra Inc. All rights reserved. Acquisition of a scaled industry leader in occupational health , also dedicated to Concentra’s mission of improving the health of America’s workforce, one patient at a time +

©2025 Concentra Inc. All rights reserved. 9 Key Transaction Terms The acquisition and deal structure meet our strict investment criteria and established capital allocation strategy TIMING Expect to close by end of Q1 2025 , subject to customary closing conditions Waiting period under Hart - Scott - Rodino has expired and all other regulatory filing requirements have been satisfied PURCHASE PRICE Signed definitive agreement to acquire 100% of Nova Medical Centers for an all - cash purchase price of $265 million , subject to certain customary adjustments Implies an EBITDA purchase multiple of 9.4x 1 today, and <7.5x by Year 3 FUNDING Transaction currently expected to be funded with cash - on - hand and a combination of draw on RCF and new debt financing . New debt financing currently expected to be arranged prior to closing Expect to be at 3.9x net leverage post - transaction and ~3.0x within 18 - 24 months FINANCIAL IMPACT Expected to be immediately accretive in Year 1 post - close of transaction Highly - visible synergies, such as SG&A optimization and integration into Concentra’s platform; synergies expected within 12 - 18 months post - close of transaction INTEGRATION Proven integration playbook ( 60+ transactions in the past 10 years ) Nova is an ideal fit within Concentra’s existing Occupational Health Center segment and infrastructure (1) Based on LTM Adj. EBITDA of $28.3mm, which includes $6.1 of one - time non - recurring adjustments in the LTM period and includes approximately $7.0mm of expected run - rate synergies in Yea r 1 post - close

Nova Medical Centers Overview


Nova

Nova Medical Centers is a pure-play occupational health provider that is highly complementary to Concentra

67 Occupational health centers	**30+** Years of Operation
5 States with locations	**3.5k+** Annual visits per day
$130.3mm LTM revenue	**$28.3mm** LTM Adj. EBITDA[1]

Investment Highlights

- One of the largest pure-play occupational health groups in the U.S. = seamless strategic fit for Concentra
- Highly complementary footprint, creating a growth engine in both existing and new geographies in attractive states
- Similar medical philosophy and relentless focus on positive patient outcomes and customer satisfaction
- Symbiotic strengthening of Concentra's foundation + cements industry leadership position
- Attractive financial profile with fundamental similarities to Concentra and positive underlying trends
- Compelling transaction economics and synergistic opportunities expected to generate accretive returns

Concentra

Note: All data and LTM financials as of November 30, 2024
(1) LTM Adj. EBITDA of $28.3mm, which includes $6.1 of one-time non-recurring adjustments in the LTM period and includes approximately $7.0mm of expected run-rate synergies in Year 1 post-close

©2025 Concentra Inc. All rights reserved.
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©2025 Concentra Inc. All rights reserved. 45 States with service offerings Nova Expands Concentra’s Footprint In Highly Attractive States By Filling Gaps In Existing Areas And Expanding Into New Geographies… 11 Note: Concentra locations as of December 31, 2024; Nova locations as of November 30, 2024 TX IN TN GA WI 14 Concentra Locations 4 Nova Locations 11 Concentra Locations 4 Nova Locations 54 Concentra Locations 46 Nova Locations 14 Concentra Locations 6 Nova Locations 15 Concentra Locations 7 Nova Locations

Our Capital Allocation Priorities Remain The Same, And We Plan to Efficiently De-Lever Post Close

Capital Allocation Strategy

M&A and De Novos

Strong pipeline + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Leverage

Prudent management of leverage levels, targeting ~3.0x net leverage in 18-24 months

Net Leverage

(Net leverage as multiple of Adj. EBITDA[1])


~3.9x
3.5x
3.9x
~3.5x
~3.0x
At IPO
FY '24A
PF Nova Transaction
FY '25E
In 18-24 Months

Pro Forma Liquidity

($ in millions)


$456
$386
Revolver Capacity2
Cash
$70
PF Nova Transaction

(1) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (2) Concentra does not have any outstanding borrowings under its revolving facility; however, Concentra has $386.4 million of availability under its revolving credit facility after giving effect to $13.6 million of outstanding letters of credit

Concentra
©2025 Concentra Inc. All rights reserved.
12

©2025 Concentra Inc. All rights reserved. Full - Year 2025 Guidance

©2025 Concentra Inc. All rights reserved. 2025 Full - Year Guidance 14 (1) Preliminary and unaudited; (2) Guidance includes financial results from Nova Medical Centers; (3) Adjusted EBITDA is a no n - G AAP measure, see appendix for a reconciliation to net income; (4) Net Leverage = Net Debt / Adjusted EBITDA (non - GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (5) YoY growth ba sed on midpoint of FY 2025 Adjusted EBITDA Guidance range of $410mm - $425mm; (6) Includes one - time transition capital expenditures for Nova acquisition YoY Growth (%) FY 2025 Guidance 2 FY 2024 Actual 1 ~10.5% ~$2.1bn $1,900.2mm Total Revenue ~10.8% 5 $410mm – $425mm $376.9mm Adjusted EBITDA 3 $80mm – $90mm 6 $65.7mm Capital Expenditures ~3.5x 3.5x Net Leverage 4

©2025 Concentra Inc. All rights reserved. 15 Our Long - Term Financial Targets Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin 1 Robust Free Cash Flow 2 Generation >80% Annual FCF conversion 2 Prudent Deleveraging Strategy ~ 3.0x Targeted net leverage 3 in 18 - 24 months Stable Revenue Growth Mid - to - High Single - digit growth Dividend $0.0625 Cash dividend per share Note: These are not projections; they are goals/targets and are forward - looking, subject to significant business, economic, regu latory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its managemen t, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those vari ati ons may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targe ts will be achieved and the Company undertakes no duty to update its goals/targets; (1) Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP meas ures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchas es of property and equipment, and is a non - GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA

©2025 Concentra Inc. All rights reserved. Appendix

©2025 Concentra Inc. All rights reserved. With the Addition of Nova Centers, We Continue to be Highly Diversified Across Geographies 17 Geographic M ix 1 Remaining States 55% California 18% Texas 10% Florida 6% Pennsylvania 6% Colorado 5% PF Geographic M ix 2 Remaining States 53% California 16 % Texas 16% Florida 5% Pennsylvania 5 % Colorado 4% (1) Based on occupational health centers operated by Concentra as of December 31 , 2024. (2) Based on occupational health centers operated by Concentra as of December 31 , 2024, and pro - forma for the acquisition of Nova Medical Centers. Percentages represent rounded approximations and may not total 100% 552 Occupational Health Centers 619 Occupational Health Centers

©2025 Concentra Inc. All rights reserved. Reconciliation of Q4 and Full - Year 2024 Net Income to Adjusted EBITDA and Revenue 18 Year Ended Dec. 31, Three Months Ended Dec. 31, 2024 1 2024 1 2023 High Low 2023 High Low ($ in millions) $1,838.1 $1,900.2 $1,900.2 $440.7 $465.0 $465.0 Revenue $179.9 $166.3 $164.3 $27.9 $21.3 $19.3 Net Income Attributable to the Company $4.8 $5.4 $5.4 $1.0 $1.3 $1.3 Net Income Attributable to Non - Controlling Interests $184.7 $171.7 $169.7 $28.9 $22.6 $20.6 Net Income $57.9 $59.6 $61.6 $9.9 $10.0 $12.0 Income Tax Expense $0.2 $47.7 $47.7 $0.1 $26.4 $26.4 Interest Expense $44.3 $22.0 $22.0 $10.4 - - Interest Expense on Related Party Debt $0.5 $3.7 $3.7 - - - Equity in Earnings of Unconsolidated Subsidiaries $0.7 $2.3 $2.3 $0.5 $1.8 $1.8 Stock Compensation Expense $73.1 $67.2 $67.2 $18.5 $15.6 $15.6 Depreciation and Amortization - $1.7 $1.7 - $0.1 $0.1 Separation Transaction Costs - $0.9 $0.9 - $0.9 $0.9 Nova Acquisition Costs $361.3 $376.9 $376.9 $68.3 $77.5 $77.5 Adjusted EBITDA 10.1% 9.0% 8.9% 6.5% 4.9% 4.4% Net Income Margin 19.7% 19.8% 19.8% 15.5% 16.7% 16.7% Adjusted EBITDA Margin Note: May not foot due to rounding (1) Preliminary and unaudited

©2025 Concentra Inc. All rights reserved. Reconciliation of 2025 Full - Year Adjusted EBITDA Guidance 19 Range High Low ($ in millions) $168 $157 Net Income Attributable to the Company $6 $6 Net Income Attributable to Non - Controlling Interests $174 $163 Net Income $58 $54 Income Tax Expense $111 $111 Interest Expense $10 $10 Stock Compensation Expense $68 $68 Depreciation and Amortization $4 $4 Nova Acquisition Costs $425 $410 Adjusted EBITDA